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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): June 17, 2004 (June 17, 2004)


                           NEBRASKA BOOK COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)



            KANSAS                    333-48221                  47-0549819
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


                 4700 SOUTH 19TH STREET, LINCOLN, NE 68501-0529

               (Address of Principal Executive Offices) (Zip Code)

            ---------------------------------------------------------

                                 (402) 421-7300

              (Registrant's telephone number, including area code)

                                 ---------------

                                 ---------------




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

         99.1     Press Release of NBC Acquisition Corp., dated June 17, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On June 17, 2004, NBC Acquisition Corp., Nebraska Book Company, Inc.'s parent company, issued a press release announcing consolidated financial results for its fiscal year ended March 31, 2004. This press release includes reconciliations of certain non-GAAP financial measures to the most directly comparable GAAP financial measures, and is furnished herewith as Exhibit 99.1 and incorporated by reference herein.







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                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    June 17, 2004                      NEBRASKA BOOK COMPANY, INC.



                                            By: /s/ Alan G. Siemek
                                                --------------------------------
                                                Alan G. Siemek
                                                Chief Financial Officer,
                                                Senior Vice President of Finance
                                                and Administration, Treasurer
                                                and Assistant Secretary




                                  EXHIBIT INDEX

 99.1     Press Release of NBC Acquisition Corp., dated June 17, 2004.